TOTAL RESEARCH CORPORATION

                             SECRETARY'S CERTIFICATE

      The undersigned, Secretary of TOTAL RESEARCH CORPORATION, a Delaware corporation (the "Company"), in connection with the Company's execution and delivery of the Second Amended and Restated Credit Agreement dated the date hereof (the "Agreement Amendment") by and between the Company and SUMMIT BANK (the "Bank") does hereby certify to the Bank that:

         (A) Attached hereto as Exhibit A is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company approving the modification and extension of loan facilities to the Company by the Bank contemplated by the Agreement; and

         (B) Attached hereto as Exhibit B is a true copy of the Company's Certificate of Incorporation, as amended and currently in effect.

         (B) The following are the duly elected, qualified and acting officers of the Company, and that the signatures set forth opposite their respective names below are the true signatures of said officers.

NAME                                OFFICE                   SIGNATURE
----                                ------                   ---------

ALBERT ANGRISANI                   CHAIRMAN                 /s/ Albert Angrisani
                                   CHIEF EXECUTIVE          --------------------
                                   OFFICER

ERIC ZISSMAN                       VP CORPORATE
                                   DEVELOPMENT,
                                   ASSISTANT SECRETARY      /s/ Eric Zissman
                                                            --------------------

      IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this 15th day of May, 2000.

                                             /s/ Eric Zissman
                                             -----------------------------------
                                             ERIC ZISSMAN, ASSISTANT SECRETARY